UNITED STATES SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C.  20549


                     FORM 8-K


                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934


                September 12, 1998
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 Date of Report (Date of earliest event reported)


          Harnischfeger Industries, Inc.
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(Exact name of registrant as specified in its charter)



   Delaware                  1-9299                   39-1566457
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(State or other            (Commission                IRS Employer
jurisdiction of            File Number)            Identification No.
incorporation)



     3600 South Lake Drive, St. Francis, Wisconsin 53235
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          (Address of principal executive offices)


                    (414) 486-6400
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     (Registrant's telephone number, including area code)

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     (Former name or former address, if changed since last report)

Item 5.     Other Events

     The Board of Directors (the "Board") of Harnischfeger Industries, Inc. (the"Company") has appointed John Nils Hanson to the additional position of Vice Chairman. Mr. Hanson continues to hold the positions of President and Chief Operating Officer.

     The Board also approved amendments to the Company's Long-Term Compensation Plan for Key Executives (the "Plan"). Under the Plan, executives forgo traditional annual stock option grants over a five-year period. Instead, they receive rights under the Plan to a number of shares based on the executives' compensation levels and the common share market price. The shares would be held in trust until the executive retires or leaves the Company. Before the amendments, the Plan provided that no shares would be granted unless the common share market price reached at least $53.13.

     Other than the Plan, the Company does not have change-in-control programs or employment contracts for its executives. Certain shareholders of the Company had expressed concern that the cliff vesting feature of the Plan at $53.13 could act as a disincentive for the Company's key executives to consider any proposal to acquire the Company at prices below $53.13.

     The amendments provide for the payment of benefits to participants upon the occurrence before September 8, 2000 of certain trigger events (that is, a Change in Control; Involuntary Termination without Cause; or Constructive Termination for Good Reason, as such terms are defined in the Plan). The amendments do not change the vesting percentages for payments if the stock price or Change in Control Price (as defined in the Plan) upon a trigger event is $53.13 or above (that is, from 60% to 100%). For prices between $53.13 and $25.00, the vesting percentages decrease in a straight line from 60% to 42.2%. No awards would be made at prices below $25.00 except in the event of a Change in Control, in which case payments will be made at $25.00 with a 42.2% vesting percentage. This level approximates two times executives' current compensation.


Item 7.   Exhibits

          10.  Harnischfeger Industries, Inc. Long-Term
     Compensation Plan for Key Executives as amended and restated
     September 12, 1998.

FORM 8-K


                             SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HARNISCHFEGER INDUSTRIES, INC.
                              (Registrant)


Date: September 28, 1998      By: /s/ James A. Chokey
                              ---------------------------------------
                              James A. Chokey
                              Senior Vice President, Secretary and
                              General Counsel

                                                          EXHIBIT 10

          HARNISCHFEGER INDUSTRIES, INC.
  LONG-TERM COMPENSATION PLAN FOR KEY EXECUTIVES
   (as amended and restated September 12, 1998)

     1.  Purpose.  The Harnischfeger Industries, Inc. Long-Term
Compensation Plan for Key Executives (the "Plan"), established effective as of September 8, 1997 by Harnischfeger Industries, Inc. (the
"Company"), is intended to provide certain key officers of the Company a one-time grant of long-term compensation incentives directly linked to achieving high performance for Company shareholders.

     2. Administration. The Plan will be administered by the Human Resources Committee of the Board of Directors of the Company or such other committee of two or more directors constituted to comply with the Non-Employee Director requirements of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 as amended and Securities Exchange Commission interpretations thereunder as the Board of

Directors may designate from time to time (the "Committee"), which Committee from time to time may delegate the performance of certain of its ministerial duties under the Plan, such as the keeping of records and participants' accounts, to such person or persons as it may select. Awards under the Plan shall be granted on the basis of five consecutive years (each a "Plan Year" and, individually, Plan Years 1, 2, 3, 4 and 5, respectively) consisting of the five 12-month periods beginning on September 8, 1997 and ending on September 7, 2002. The Company shall pay the cost of Plan administration. The Committee shall have the power, right and duty to interpret the provisions of the Plan and may from time to time adopt procedures with respect to the administration of the Plan. Any decision made by the Committee in good faith in connection with its administration of or responsibilities under the Plan shall be conclusive on all persons.

     3.  Participation.  Each executive of the Company listed on
Schedule I shall be a participant in the Plan (a "Participant").

     4. Shares. The total number of shares of the Company's common stock ("Stock") (other than Dividend Shares (as defined below) and Stock awarded through the reinvestment of cash distributions as provided in paragraph 6(b) hereof) on which the value of a Participant's award under the Plan is based (the "Total Share Award") is listed on Schedule I. As share awards are earned by a Participant pursuant to Section 6, a bookkeeping account maintained on behalf of the Participant (the "Account") shall be credited to reflect the earned awards.

     5. Stock Price Targets. The Stock prices at which awards are made under the Plan (the "Stock Price Targets") and corresponding proportions of Total Share Awards to be granted under the Plan (the "Proportion of Total Share Award") for each Plan Year are listed on
Schedule II. The Stock prices at which awards are made upon a "Trigger Event" (as defined in Section 18) under the Plan (the "Trigger Event Stock Price Targets"), and the corresponding proportions of Total Share Awards to be earned under the Plan (the "Trigger Event Proportion of Total Share Award") are listed on Schedule III.

     6. Awards. If at any time during a Plan Year the average closing price of the Stock on the New York Stock Exchange Composite Tape for twenty (20) consecutive trading days equals or exceeds a Stock Price
Target for such Plan Year, each Participant who is then employed by the Company shall earn for purposes of crediting the Participant's Account (i) an amount measured by a number of shares of Stock (a "Stock Award") which together with all previous Stock Awards equals the Total Share
Award for such Participant multiplied by the Proportion of Total Share
Award corresponding to such Stock Price Target and (ii) an additional amount (the "Dividend Shares") equal to the number of shares of Stock (rounded to the nearest whole number of shares) that would have been credited to the Participant's Account as the result of the reinvestment of cash distributions in the manner and at the prices specified in paragraph 6(b) below had such Stock Award been made on September 8, 1997. Any Participant whose employment with the Company terminates for any reason prior to September 8, 2002 shall not be eligible for additional Stock Awards under the Plan following the date of such termination of employment. Except as provided herein, on the date a Participant earns a Stock Award, the Company shall deliver into the Harnischfeger Industries Deferred Compensation Trust ("Rabbi Trust") a number of shares of Stock equal to the Stock Award and Dividend Shares corresponding to such Stock Award to be held under the terms of the Rabbi Trust subject to the terms hereinafter set forth:

     Shares of Stock required to be delivered to the Rabbi Trust by the Company shall be registered by the Company in the name of the Rabbi
Trust, provided, however, that the Company may direct the trustee of the Rabbi Trust (the "Trustee") to use for this purpose shares of Stock previously delivered by the Company to the Rabbi Trust to the extent shares held in the Rabbi Trust exceed the Company's aggregate obligations under all plans covered by the Rabbi Trust. The Stock transferred to the Rabbi Trust hereunder may at the Company's option be acquired through open market purchases or may be treasury shares provided that any such shares are duly registered or exempted from registration pursuant to applicable federal and state securities laws. Although the Company intends to exert its best efforts so that the shares transferred to the Rabbi Trust or distributed to Participants or their beneficiaries hereunder will be registered under, or exempt from the registration requirements of, the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws, if the allocation or distribution would otherwise result in the violation by the Company of any provision of the Securities Act or of any state securities law, the Company may require that such transfer or distribution be deferred until the Company has taken appropriate action to avoid any such violation.

     Each Participant's Account shall be credited to reflect all dividends, stock splits and other distributions with respect to such shares. The number of shares credited to each Participant's Account in respect of each cash distribution with respect to Stock transferred to the Rabbi Trust hereunder will be the same as if the cash distribution were used to purchase shares of Stock at 75% of the average price paid by the Trustee for Stock purchased when it reinvests such cash dividends in Stock as provided in Paragraph 4.1 of the Rabbi Trust. The Company shall from time to time as needed make available to the Trustee sufficient shares of Stock in connection with such discounted purchase of Stock with cash dividends. Each Participant's Account shall be debited to reflect any distributions made to a Participant when made.

     Stock equal to the number of shares credited to a Participant's
Account shall be distributed to him (or to his beneficiary in the event of his death) promptly (but not sooner than fifteen (15) days) following his termination of employment with the Company and its subsidiaries
("termination of employment"); provided, however, that a Participant may upon written notice to the Committee given at least one year prior to his termination of employment, elect an annual distribution of such Stock over a period of time of up to ten (10) years (e.g. if a ten year election, one tenth of the balance at the time of the first distribution, one ninth of the balance at the time of the second distribution, etc.) and provided further that a Participant may upon written notice to the Committee given at least one year prior to his termination of employment elect to delay until the next calendar year following his termination of employment either the distribution of or, if the Participant has elected annual distributions over a period of time, the initial distribution from his Account. During the first ten (10) days following a Participant's termination of employment, the Participant (or the Participant's beneficiary in the event of the Participant's death) shall have the right to elect to receive payment hereunder in cash, Stock or a combination of cash and Stock. Upon receipt of a written request from a Participant that a part or all of the distribution be made in cash, the Company shall direct the Trustee to credit such Participant's
Account with an amount (the "Cash Portion") equal to the product of the number of shares of Stock then credited to Participant's Account necessary to comply with the request (the "Diversified Shares") and the closing price of the Stock on the New York Stock Exchange Composite Tape as of the date the request is received by the Company. Thereafter, the Trustee shall adjust such Participant's Account as if the Cash Portion were invested in cash, cash equivalents, mutual funds or marketable securities as directed by the Committee from time to time and as if the Diversified Shares had been sold.

     Except as provided in Section 17, notwithstanding the foregoing, promptly (but not later than fifteen (15) days) following a "Change in Control" of the Company, an amount of cash equal to (i) the number of shares of Stock credited to each Participant's Account, (ii) multiplied by the Change in Control Price as defined below shall be paid by the Company to each Participant in lieu of any payment described in Section
6(c). If the Company chooses not to make such payment directly to a Participant or Participants, the Company shall within such fifteen (15) day period purchase for cash, at the Change in Control Price, from the Rabbi
Trust a sufficient number of shares of Stock to provide the full cash payment and the Trustee is directed to sell such shares upon such terms.
As used herein, "Change in Control Price" means the highest of (i) $25.00, and (ii) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite
Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the sixty (60)-day period prior to and including the date of a Change in Control, and (iii) if the Change in Control is the result of a tender or exchange offer or a Business
Combination (as defined in the Section 19(c)), the highest price per share of Stock paid in such tender or exchange offer or Business Combination.
To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined by the Incumbent Board (as defined in the Rabbi Trust).

     7. Designation of Beneficiaries. Each Participant from time to time may name any person or persons (who may be named concurrently, contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives his full benefits hereunder. Each such beneficiary designation will revoke all prior designations by the Participant, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime. If a Participant fails to designate a beneficiary before his death, the beneficiary shall be the Participant's estate.

     8. General. No Participant or other person shall have any right, title or interest in any property of the Company as a result of an award under the Plan. No rights or interests of Participants under this Plan shall be assignable either voluntarily or involuntarily nor shall the establishment nor continuance of this Plan affect or enlarge the employment rights of any Participant or constitute a contract of employment with any Participant.
No Committee member shall be personally liable for any act done or omitted to be done in good faith in the administration of the Plan. Except as provided in Section 6 hereof, nothing herein shall require the Company to segregate or set aside any funds or other property for the purpose of paying any amounts, the payment of which has been deferred under the Plan.

     9. Facility of Payment. When a person entitled to benefits under the Plan is under legal disability, or, in the Committee's opinion, is in any way incapacitated so as to be unable to manage his affairs, the Committee may direct the payment of benefits to such person's legal representative, or to a relative or friend of such person for such person's benefit, or the Committee may direct the application of such benefits for the benefit of such person. Any payments made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.

     10. Withholding for Taxes. Notwithstanding any other provision of the Plan, the Committee may on behalf of the Participant withhold or direct the Trustee to withhold from any payment to be made under the Plan, whether in the form of cash or shares of Stock, such amount or amounts as may be required for purposes of complying with appropriate federal, state or foreign tax withholding provisions. Subject to the discretion of the Committee, no distribution will be made to the Participant until all tax withholding obligations have been satisfied.

     11. Benefit Statements. The Company shall provide statements of their Accounts to Participants on a periodic basis but not less than annually in such form and at such time as it deems appropriate.

     12. Amendment and Termination. The Company may not amend or terminate the Plan without the express written consent of each Participant who is affected by such amendment or termination.

     13. Controlling Law. The laws of Wisconsin shall be controlling in all matters relating to the Plan.

     14. Gender and Number. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular and the singular shall include the plural.

     15. Gross-Up Payments. Subject to Participants complying with the requirements of this Section 15, in the event it shall be determined that any payment or distribution under the Plan to or for the benefit of a Participant, determined without regard to any additional payments required by this first paragraph of this Section 15 (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by a Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Participant shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Participant of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

     Subject to the provisions of the third paragraph of this Section 15, all determinations required to be made under this Section 15, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Price Waterhouse LLP or any successor thereto (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Participants within thirty
(30) business days of the receipt of notice from a Participant that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payments, as determined pursuant to this
Section 15, shall be paid by the Company to Participants within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and Participants. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to the third paragraph of this Section 15 and the Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant.

     Participants shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than thirty (30) business days after the Participant is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Participant shall not pay such claim prior to the expiration of the thirty (30)-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Participant in writing prior to the expiration of such period that it desires to contest such claim, the Participant shall: (i) give the Company any information reasonably requested by the Company relating to such claim; (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company; (iii) cooperate with the Company in good faith in order effectively to contest such claim;
and (iv) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Participant harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this third paragraph of Section
15, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Participant shall prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Participant, on an interest-free basis and shall indemnify and hold the Participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     If, after the receipt by the Participant of an amount advanced by the Company pursuant to the third paragraph of this Section 15, the Participant becomes entitled to receive any refund with respect to such claim, the Participant shall (subject to the Company's complying with the requirements of the third paragraph of this Section 15) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Participant of an amount advanced by the Company pursuant to the third paragraph of this Section 15, a determination is made that the Participant shall not be entitled to any refund with respect to such claim and the Company does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     16. Capitalization Adjustment. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property (without regard to the payment of any cash dividends by the Company in the ordinary course) of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee shall make such substitution or adjustments in the aggregate number and kind of Total Share Awards under the Plan, in the Stock Price Targets (including
Trigger Event Stock Price Targets) of Total Share Awards, and in the number and kind of shares subject to Total Share Awards granted under the Plan, and such other equitable substitution or adjustments as is appropriate to preserve the value of Total Share Awards; provided, however, that the number of shares subject to any Award shall always be a whole number.

     17.  Trigger Event Payments.  Notwithstanding anything in this
Plan to the contrary, in the event of the occurrence of a "Trigger Event"
(as defined below) with respect to a Participant on or prior to September
8, 2000, a Participant will earn (i) a Stock Award which together with all previous Stock Awards equals (a) the Total Share Award, multiplied by
(b) the Trigger Event Proportion of Total Share Award corresponding to the Trigger Event Stock Price Target equal to (1) the Change in Control
Price, in the event of a Trigger Event under Section 18(a) or (2) the closing price of the Stock on the New York Stock Exchange Composite
Tape on the last trading date for the Stock immediately preceding the date on which the Trigger Event occurs, in the event of a Trigger Event under
Section 18(b) and (ii) an additional amount equal to the number of additional shares of Stock (rounded to the nearest whole number of shares) that would have been received by the Participant as a result of the reinvestment of cash distributions in the manner and at the prices described in paragraph 6(b), had such Stock Award been made and the underlying shares of Stock been held by the Participant from September 8, 1997. For purposes of clause (b)(2) above, in the event the closing price of the stock is below $25.00, no payment shall be made with respect to such Trigger
Event. Upon a Trigger Event with respect to a Participant, an amount of cash equal to the number of shares of Stock earned pursuant to the Trigger Event, multiplied by (x) the Change in Control Price, in the event of a Trigger Event under Section 18(a) or (y) the closing price of the Stock on the New York Stock Exchange Composite Tape on the last trading date for the Stock immediately preceding the date on which the Trigger Event occurs, in the event of a Trigger Event under Section 18(b) and shall be distributed to the Participant (or to his beneficiary in the event of his death following the Trigger Event) promptly (but no later than five
(5) days) following the Trigger Event.

     18. Trigger Event Defined. For purposes of this Plan, a "Trigger Event" shall mean either: (a) with respect to all Participants, a Change in Control of the Company, or (b) with respect to any individual Participant, the involuntary termination of such Participant's employment by the Company (other than for "Cause" or "Disability"), or such Participant's termination of employment for "Good Reason." Once a Trigger Event occurs with respect to a Participant, no further Stock Awards may be earned by such Participant hereunder.

     19.  Change in Control Defined.  For purposes of this Plan,
"Change in Control" means: The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or

14(d)(2) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 19; or

     Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent
Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company
Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination
(including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and
Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding share of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent
Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     20. Disability Defined. For purposes of this Plan, "Disability," with respect to a Participant, means that (i) the Participant has been unable, for a period of 180 consecutive business days, to perform the Participant's duties of employment, as a result of physical or mental illness or injury, and (ii) a physician selected by the Company or its insurers, and acceptable to the Participant or the Participant's legal representative, has determined that the Participant's incapacity is total and permanent. A termination of the Participant's employment by the Company for Disability shall be communicated to the Participant by written notice, and shall be effective on the 30th day after receipt of such notice by the Participant (the "Disability Effective Date"), unless the Participant returns to full-time performance of the Participant's duties before the Disability Effective Date.

     21. Cause Defined. For purposes of this Plan, "Cause," with respect to a Participant means: the willful and continued failure of the Participant substantially to perform the Participant's duties of employment (other than as a result of physical or mental illness or injury), after the Board of Directors of the Company or the Chief Executive Officer of the Company delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Board or the Chief Executive Officer believes that the Participant has not substantially performed the Participant's duties of employment; or willful illegal conduct or gross misconduct by the Participant, that results in material and demonstrable damage to the business or reputation of the Company or its subsidiaries; or the Executive's conviction of, or plea of guilty or nolo contendere to, a felony.

     No act or failure to act on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act or failure to act that is based upon authority given pursuant to a resolution duly adopted by the Board, the instruction of the Chief Executive Officer or a senior officer of the Company, or the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company.

     22.  Good Reason Defined.  For purposes of this Plan, "Good
Reason" means, with respect to a Participant, without the Participant's express written consent: the assignment to the Participant of any duties inconsistent in any material and adverse respect with the duties assigned to the Participant by the Company as of July 17, 1998, or any other action by the Company that results in a material diminution in the Participant's position, authority, duties or responsibilities from those held, exercised and/or assigned to the Participant as of July 17, 1998, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Participant; or any reduction in the Participant's base salary or a material reduction in the Participant's bonus opportunity or other material employee benefits from the levels in effect as of July 17, 1998, other than
(i) an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Company promptly after receipt of notice thereof from the Participant, (ii) any modification to the

Company's employee benefits in conjunction with establishment of a substitute or replacement employee benefit plan providing substantially similar employee benefits, or (iii) the Company's modifications to its retiree medical programs; or any requirement by the Company that the Participant's services be rendered primarily at a location or locations more than 35 miles from the Participant's employment location as of July 17, 1998, other than for reasonable travel obligations in connection with the Participant's duties of employment.